UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2006

ING USA Annuity and Life Insurance Company

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(Exact name of registrant as specified in its charter)

IOWA

(State of Incorporation)

333-133076, 333-133152, 333-133153,

333-133154, 333-133155, 333-133156

(Commission File Numbers)

#41-0991508

(IRS Employer Identification Number)

1475 Dunwoody Drive, West Chester, PA 19380-1478

(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code      610-425-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

THIS FILING IS MADE IN ACCORDANCE WITH ITEM NO. 8.01 OF SECTION 8 OF FORM 8-K:

Item 8.01	Other Events.

As previously reported, like many financial services companies, certain U.S. affiliates of ING Groep N.V. (“ING”), including ING USA Annuity and Life Insurance Company (the “Company”) have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

The following information should be read in conjunction with the Form 10-K Annual Report of the Company filed on March 30, 2006. Reference is also made to the Company’s Form 8-K filed on June 29, 2006.

On October 10, 2006, the Company’s affiliate, ING Life Insurance and Annuity Company (“ILIAC”) entered into an assurance of discontinuance (settlement agreement) with the New York Attorney General (“NYAG”) (the “NYAG Agreement”) regarding the endorsement of ILIAC’s products by the New York State United Teachers Union Members Benefits Trust (“NYSUT”) and the sale of ILIAC’s products to NYSUT members. Under the terms of the NYAG Agreement, ILIAC, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and or former members, who participated in the NYSUT endorsed ILIAC product at any point between January 1, 2001 and June 30, 2006. ILIAC also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, ILIAC has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on October 10, 2006, ILIAC and its affiliate, ING Financial Advisers, LLC (“IFA”) entered into a consent agreement with the New Hampshire Bureau of Securities Regulation (“NH Bureau”) (the “NH Agreement”) to resolve the petition for relief and cease and desist order filed by the NH Bureau concerning administration of the New Hampshire state employees deferred compensation plan by ILIAC and IFA. Under the terms of the NH Agreement, ILIAC and IFA, without admitting or denying the NH Bureau’s claims, have agreed to pay a total of $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure.

Neither the NYAG Agreement nor the NH Agreement is material to the Company. However, other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING USA Annuity and Life Insurance Company

(Registrant)

Date: October 11, 2006	/s/James A. Shuchart
James A. Shuchart